EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of OneCap on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Vincent W. Hesser, Chief Executive Officer and Tammy Hardcastle, acting principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                           /s/ Vincent W. Hesser
                                        ---------------------------------------
                                          Vincent W. Hesser
                                          Chief Executive Officer



                                           /s/ Tammy Hardcastle
                                        ---------------------------------------
                                          Tammy Hardcastle
                                          Treasurer
                                          (Acting Principal Financial Officer)